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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-48402, 33-70633,33-70641 and 33-70643 on Form S-8 of our reports dated
February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended January 30, 1999.





DELOITTE & TOUCHE LLP


Omaha Nebraska
April 15, 1999